EXHIBIT 10.3

                        SEPARATION AND RELEASE AGREEMENT
                        --------------------------------

     THIS AGREEMENT is entered into as of this 3rd day of June, 2002 by and between Elizabeth Scheer (hereinafter referred to as "Employee") and Helix BioMedix, Inc. (hereinafter referred to as "Employer").

                                    RECITALS
                                    --------

     WHEREAS, Employee has been employed by Employer; and

     WHEREAS, both parties to this Agreement wish to clearly set forth the terms and conditions of Employee's separation from employment;

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which is acknowledged by each of the parties hereto, the parties agree as follows:

                             EMPLOYER'S OBLIGATIONS
                             ----------------------

     1. Payment.
     -----------
     Employer agrees to pay Employee her base salary through the Separation Date specified below, subject to applicable withholding. To the extent that Employee has accrued, unused vacation, Employee agrees to use this time in June 2002. In addition, as consideration for and subject to Employee's agreement to the terms set forth in this Agreement, Employer will pay her a sum equal to six month's base salary, subject to applicable withholding, at regular payroll intervals beginning on the first payroll date following Employee's execution of this Agreement ("the Separation Payment"), subject to reduction pursuant to the provisions of Section 8 below. Except as otherwise provided in this Agreement, Employee agrees that Employer does not owe Employee for any other payments except that Employee will be reimbursed for any reasonable business expenses Employee has incurred prior to the Separation Date for which Employee submits appropriate documentation pursuant to Employer's reimbursement policies within 30 days of the Effective Date of this Agreement.

     2. Medical Coverage.
     --------------------
     Employer will pay the premium for Employee's continued coverage under Employer's health care plans through the Separation Date. Thereafter, Employee may elect to continue coverage under Employer's health care plans at her own expense pursuant to the provisions of COBRA.

     3. Stock Options.
     -----------------
     Employer agrees to comply with its obligations regarding stock options pursuant to Section 3(c) of Employee's Employment Agreement ("Employment Agreement") and to issue appropriate documentation reflecting all options granted.

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

     4. Car Expenses.
     ----------------
     Employer agrees to reimburse Employee for reasonable expenses, up to one thousand five hundred dollars ($1,500), for transporting Employee's car from Washington State to Louisiana. Employee agrees to submit appropriate receipts and documentation to Employer within 30 days of transportation.

     5. Apartment Lease.
     -------------------
     Employer agrees to buy out Employee's lease of an apartment located at 21433 16th Drive SE, #N304, Bothell, WA 98021.

     6. Letter Regarding Employment.
     -------------------------------
     Employer will provide a letter regarding Employee's employment upon request by Employee as to a specific prospective employer on Helix letterhead in the form attached hereto as Exhibit A.

                             EMPLOYEE'S OBLIGATIONS
                             ----------------------

     7. Separation Date.
     -------------------
     Employer and Employee agree that Employee's last date of employment is July 1, 2002 ("Separation Date"). Until the Separation Date, Employee agrees to use her best efforts in the performance of her duties, and to cooperate fully with Employer in training and working with her replacement, and with other aspects of her transition out of her position with Employer.

     8. Best Efforts to Obtain Other Employment.
     -------------------------------------------
     Employee agrees to use her best efforts to obtain other employment within a reasonable time after separation. Employee agrees to notify Employer when she accepts other employment. In the event that Employee obtains other employment within six months of the Separation Date, the Separation Payment referenced in
Section 1 will be reduced by the amount of base salary Employee receives from her new employment.

     9. No Authority.
     ----------------
     Employee understands and agrees that effective as of the Separation Date, she is no longer authorized to incur any expenses or obligations or liabilities on behalf of Employer nor represent herself as an employee of Employer.

     10. Personal Expense Budget.
     ----------------------------
     Employee understands and agrees that she is forfeiting any further right to her personal expense budget with Employer. Any funds or amounts remaining in the budget following the Separation Date will belong to Employer.

     11. Return of Property.
     -----------------------
     Employee warrants and represents that as of the Separation Date, she has returned to the Employer all company-owned property in Employee's possession, including, but not limited to, credit cards, access cards, keys to company buildings or property, all company-owned equipment, computers, cell phones and related equipment, and all company documents and papers, customer lists, manuals, files, price lists, and all other trade secrets and/or confidential company information, and all copies thereof, in paper, electronic or other form.

     12. Waiver and Release of Claims by Employee.
     ---------------------------------------------

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

          (a) With the exception of the obligations arising under this Agreement, Employee knowingly and voluntarily, unconditionally and forever, waives and releases any and all claims, damages, causes of action and rights, whether known or unknown, contingent or noncontingent, contractual or otherwise against Employer or any of its related, affiliated or subsidiary organizations, and each of its and their respective directors, officers, agents, representatives and employees, past and present, and each of their successors and assigns ("Releasees"). Employee makes this commitment even though Employee understands that she may not, as of this date, know all of the claims she may lawfully have against the Releasees and that she is relinquishing the right to pursue any claims which she could have pursued before courts without having the opportunity to pursue those claims to a trial and have the damages, if any, set by a judge and/or jury.

          (b) Employee acknowledges that among the claims that she is releasing are any claims she may have for compensation or benefits, wrongful discharge, negligent or intentional infliction of emotional distress, personal injury, defamation, libel, invasion of privacy, fraud, breach of fiduciary duty, negligent or intentional misrepresentation, breach of contract, promissory estoppel, wage and hour violations including but not limited to violations of the Fair Labor Standards Act (FLSA) and Washington Minimum Wage Act (WMA); discrimination and/or harassment in violation of any local, state, or federal law such as Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Civil Rights Act of 1991, Section 1981 of the Civil Rights Act of 1866, and the Washington Law Against Discrimination; claims under the Family and Medical Leave Act, the Workers Adjustment and Retraining Notification Act, and the Employment Retirement Income Security Act (ERISA); as well as any other local, state or federal statutes, administrative regulations or legal doctrines governing claims arising out of or relating to employment or the separation thereof. This release includes any claims pursuant to statute or otherwise for attorneys' fees and costs, and Employee agrees that she will bear her own attorneys' fees and costs

          (c) This waiver and release shall not waive or release claims (i) where the events in dispute first arise after execution of this waiver and release; or (ii) relating to Employee's rights to indemnity as a corporate officer.

     13. Nondisclosure.
     ------------------
     Employee  agrees to comply  fully  with all  continuing  obligations  under
Section 8 of the Employment Agreement she signed upon hire, the terms of which are incorporated by reference herein.

     14. Nondisparagement.
     ---------------------
     Employee agrees not to make any statements, verbally or in writing, about the Employer and its officers, directors, employees and agents in any manner that is intended to, or does, call into question their morality, conduct, business ability, or business judgment; provided that Employee will respond accurately and fully to any question, inquiry or request for information when required by legal process.

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

     15. Confidentiality.
     --------------------
     Employee agrees that from the date of this Agreement forward she will keep the terms of this Agreement confidential and will not disclose the fact or terms to anyone except to members of Employee's immediate family, attorney or counselor, and persons assisting her in financial planning or income tax preparation, provided that these people agree to keep such information confidential. Without limiting the foregoing, Employee agrees that it shall be a breach of this provision for Employee to in any way disclose, discuss, or characterize the terms of the Agreement to third parties.

                                  MISCELLANEOUS
                                  -------------

     16. Free and Voluntary Act of Employee.
     ---------------------------------------
     Employee agrees that she is entering into this Agreement freely and voluntarily act and that she has been given at least twenty-one (21) days to decide whether to sign this Agreement, and signs it only after full reflection and analysis. Employee further acknowledges that she has been advised to obtain an attorney's independent counsel and advice; that she has read it carefully and fully understands all of its provisions; and that neither Employer nor its agents or representatives have made any representations to Employee concerning the terms or effects of this Agreement other than those contained herein. If Employee elects to sign this Agreement prior to the expiration of the 21 day period, Employee acknowledges and agrees that Employee had adequate time and opportunity to fully consider her rights and this release of them.

     17. No Admission of Liability.
     ------------------------------
     This  Separation  and  Release  Agreement  shall  not  be  construed  as an admission by Employer or Employee of any wrongdoing, improper conduct, liability, breach of any agreement between Employer or Employee, or violation by Employer or Employee of any statute, law or regulation. Both parties agree that neither this Agreement nor any of its terms or conditions will be offered or received in evidence in any proceeding or used in any manner as an admission of wrongdoing or liability on either party's part.

     18. Governing Law and Venue.
     ----------------------------
     Interpretation and enforcement of this Agreement shall be governed by the substantive laws which exist in the State of Washington on the date of execution of this Agreement. In any dispute arising out of or relating to this Agreement, the parties agree that venue shall be had in King County, Washington.

     19. Revocation.
     ---------------
     This Agreement may be revoked by Employee by returning written notice of revocation to Steve Beatty at the following address within seven (7) days of Employee's execution of the Agreement: Helix BioMedix, Inc., 22122 20th Avenue SE, Bothell WA 98021. Unless revoked in accordance with this paragraph, the Agreement will become final and irrevocable on the 8th day following Employee's execution of the Agreement.

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

     20. Changes to Agreement.
     -------------------------
     This Agreement may not be changed orally, but only in writing signed by all parties.

     21. Entire Agreement.
     ---------------------
     This Agreement and Sections 3(c) and 8 of the Employment Agreement constitute the entire agreement between the parties and it fully replaces and supersedes all prior arrangements, discussions, negotiations and agreement between the parties, including but not limited to the remaining provisions of the Employment Agreement.

     22. Enforcement.
     ----------------
     In any action to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs, in addition to any other damages and remedies available at law or in equity

     23. Arbitration.
     ----------------
     Any controversies or claims out of or relating to this Agreement shall be fully and finally settled by arbitration in the City of Seattle, Washington in accordance with the rules of the American Arbitration Association then in effect ("the AAA Rules"), conducted by one arbitrator either mutually agreed upon by the Company and Executive or chosen in accordance with the AAA Rules, except that the parties shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration, and the arbitrator shall resolve any dispute that arises in connection with such discovery. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

EMPLOYER:                                   HELIX BIOMEDIX, INC.

                                            By: /s/ R. Stephen Beatty

                                               ---------------------------------

                                            Its: President
                                                --------------------------------

                                            Date: 06/03/02
                                                 -------------------------------



EMPLOYEE:                                   Elizabeth Scheer





                                            Date: 06/03/02
                                                 -------------------------------

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

                                    EXHIBIT A

July 6, 2002

To Whom It May Concern:

I have known Mrs. Liz Scheer since 1997 when we met in an executive program for MBAs. During our year and a half of classes together, I was very impressed with Mrs. Scheer's leadership and management skills.

In 1999, I approached her to join me at Helix BioMedix, Inc., a public biotechnology company, as one of four executives charged with re-inventing the company over a two year period. Until Mrs. Scheer resigned in July 2002, she was Vice President of the company responsible for most non-science operations. These responsibilities included (1) managing and coordinating our regulatory reports including our SEC reports and the various record keeping requirements of successful private placements in 1999 and 2002; (2) developing and implementing our corporate marketing plan; and (3) jointly coordinating the move of our corporate headquarters from New Orleans, Louisiana, to Bothell, Washington.

During Mrs. Scheer's tenure at Helix BioMedix, the company grew from a single employee company with a handful of patents to a company with eight employees plus numerous consultants, and over 30 patents. In addition, the company has negotiated one license, and is well on its way to negotiating additional licenses that are projected to generate the first substantial revenue in the history of the company.

As President and CEO of the company and the person to whom Mrs. Scheer reported throughout her career at Helix BioMedix, I can state unequivocally that she made major contributions to the success we have had over the past three years.




Sincerely,




/s/ R. Stephen Beatty
---------------------
R. Stephen Beatty
President & CEO

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